[PHOTO]

Semiannual Report March 31, 2000

Oppenheimer

Insured Municipal Fund

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

CONTENTS
1	President's Letter

3	An Interview with Your Fund's Manager

9	Financial Statements

27	Officers and Trustees

28	OppenheimerFunds Family

Although the Federal Reserve Board's interest rate hikes hurt the prices of fixed income securities, we believe these inflation-fighting actions will set the stage for improved long-term Fund performance.

Despite a difficult investment environment, which resulted in a negative total return for the Fund, we believe we have provided a consistent rate of federally tax-exempt income during the period.

We restructured the Fund's portfolio by reducing average duration and employing hedging strategies in an effort to better perform in an environment of rising interest rates.

Cumulative
Total Returns
For the 6-Month Period
Ended 3/31/00*
Class A
Without	With
Sales Chg.	Sales Chg.

0. 38%	-4. 39%

Class B
Without	With
Sales Chg.	Sales Chg.

-0. 01%	-4. 90%

Class C
Without	With
Sales Chg.	Sales Chg.

-0. 01%	-0. 99%

  * See Notes, page 7, for further details.

PRESIDENT'S LETTER

Dear shareholder,

[PHOTO]       [PHOTO]

James C. Swain
Chairman
Oppenheimer
Insured Municipal Fund

Bridget A. Macaskill
President
Oppenheimer
Insured Municipal Fund

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may be assuming too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance. " Alan Greenspan, the Chairman of the Federal Reserve Board, has stated his view that the recent spectacular returns of some sectors of the market are partly responsible for pushing our economy to growth rates that could lead to higher inflation. The dramatic rise in the prices of a narrow segment of the market has created enormous wealth for some investors. In turn, those investors are spending at a rate that the Fed believes may threaten the healthy growth of our economy.

That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed is attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

The implications are clear: investors must be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth could reduce corporate earnings and put downward pressure on stock prices. Highly valued stocks may be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has cautioned investors against the expectation that the types of returns seen in the recent bull market will last forever. We agree.

  1  OPPENHEIMER INSURED MUNICIPAL FUND

PRESIDENT'S LETTER

Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

While "new economy" stocks have risen since our last report to you, many "old economy" stocks are selling at unusually low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor in the future. Of course, there is no assurance that value investing will return to favor in the market, but it may be a diversification strategy to consider for part of your portfolio.

What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuation, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U. S. markets.

We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ James C. Swain	/s/ Bridget A. Macaskill

James C. Swain	Bridget A. Macaskill
April 24, 2000

  2   OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]

Portfolio Management Team (l to r)
Christian Smith (Portfolio Manager) Robert Patterson

How would you characterize the Fund's performance during the six-month period that ended March 31, 2000?

A. The recent six-month period proved challenging for most fixed-income securities. Insured municipal bond funds suffered with the rest of the fixed income market. While it is not surprising that Oppenheimer Insured Municipal Fund's total return was negative in this difficult environment, we are nevertheless disappointed with these results.

At the same time, we are pleased that the Fund met its goal of providing investors with a consistent rate of federally tax-exempt income during the period. For investors in the top federal tax bracket, the Fund's Class A shares have a tax-free yield of 5.13%, which works out to a taxable equivalent yield of 8.02%.1 That level of taxable return would be difficult to achieve without taking substantial credit risk. Yet, during the period, the municipal bonds held in our portfolio averaged AAA credit quality.

What made this such a challenging period for municipal bond investing?

Municipal bonds, like most fixed income investments, tend to be sensitive to changing interest rates. The income yield of these securities remains fixed from the time they are issued until they mature. As a result, when interest rates rise over time, a bond's constant yield appears less attractive to investors. When interest rates fall the yield appears more attractive. That's why bond prices generally fall when interest rates rise, and rise when interest rates fall.

1. Dividend yields are calculated based on net asset value (NAV), are annualized and divided by the offering price as of the Fund's distribution date on March 10, 2000. Dividend yields at NAV do not include sales charges. Falling share prices will tend to artificially raise yields.

  3  OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

"Municipal bonds offer attractive rates of tax-exempt income combined with less credit risk and lower volatility than many other types of bonds. "

During the period, the Federal Reserve Board (the Fed) raised interest rates in an effort to slow the pace of the U. S. economy and reduce the potential for rising inflation. Although actual inflation remained at low levels, consumer spending was exceedingly strong, prompting the Fed to signal that additional rate hikes might be necessary. The Fed's actions weakened bond prices, including prices of municipal bonds.

How did you manage the Fund under these conditions?

We actively managed the Fund's average duration in light of rising interest rates. Duration refers to the length of time before a bond matures, and is a measure of a bond's sensitivity to changes in interest rates. The longer a bond's duration, the greater the impact of rising or falling interest rates. For that reason, bond funds tend to benefit from holding a portfolio of securities with a longer average duration during times of falling interest rates, and shorter average duration during times of rising rates.

When I assumed leadership of the portfolio management team in November 1999, the Fund was positioned to take advantage of a decline in interest rates. However, as evidence mounted that rates were rising and would probably continue to rise, we changed that strategy in order to emphasize shorter term instruments.

Unfavorable market conditions prevented us from implementing our shorter duration strategy until the beginning of Year 2000. When market conditions improved in January, we began selling some of our longer duration bonds, replacing them with shorter duration instruments. We also employed a hedging strategy of shorting municipal bond futures to further reduce the Fund's average duration. By March 31, 2000, the end of the period, we had lowered the Fund's average duration from approximately 10 years to less than eight years, in line with most insured municipal bond funds.

  4   OPPENHEIMER INSURED MUNICIPAL FUND

Average Annual
Total Returns
For the Periods Ended 3/31/00[2]
Class A
1-Year	5-Year	10-Year

-9. 70%	3. 91%	5. 79%

Class B		Since
1-Year	5-Year	Inception

-10. 43%	3. 80%	3. 71%

Class C		Since
1-Year	5-Year	Inception

-6. 82%	N/A	3. 83%

Because of ongoing market volatility, the Fund's returns may fluctuate and may be less than the results shown.

What is your outlook for the coming months?

Although rising interest rates hurt the Fund during the last six months, we believe the Fed's aggressive, inflation-fighting stance is likely to prove beneficial to the Fund's investors over the long term. By raising rates to slow the economy, the Fed is reducing the possibility of future inflation. Uncontrolled inflation could have an even greater adverse affect on the Fund than recent rate increases. On the other hand, if the Fed's actions lead to slowing economic growth, the result may eventually be an environment of stable or falling interest rates that would benefit the Fund's investors.

Still, we believe interest rates are likely to continue to rise in the near future while the Fed pursues its anti-inflationary course. Accordingly, for the time being we plan to persevere in our efforts to better position the Fund for an environment of rising interest rates. We also believe that insured municipal bonds will continue to provide attractive rates of tax-exempt current income with less credit risk and lower levels of volatility than many other types of bonds offering similar or even lower yields. Carefully searching for high quality investments that help investors to maximize their current income is what makes Oppenheimer Insured Municipal Fund an important part of The Right Way to Invest.

  2. See notes on page 7 for further details.

  5   OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Credit Allocation3

[GRAPH]
AAA		88. 9%
AA		11. 1

Standardized Yields[4]
For the 30 Days Ended 3/31/00
Class A	4. 64%
Class B	4. 11
Class C	4. 11

Top Ten Positions by State[5]
Illinois	14. 3%
New York	11. 3
Texas	10. 0
Pennsylvania	9. 2
Michigan	8. 5
Colorado	5. 7
Alaska	5. 0
Nevada	4. 5
Arizona	4. 4
California	4. 3

3. Portfolio data is subject to change. Percentages are as of March 31, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2. 66% of total investments), but which have been assigned the ratings above by the Fund's investment advisor for internal purposes as being comparable, in the advisor's judgment, to securities rated by a rating agency in the same category.
4. Standardized yield is based on net investment income for the 30-day period ended March 31, 2000. Falling share prices will tend to artificially raise yields.
5. Portfolio data is subject to change. Percentages are as of March 31, 2000, and are based on net assets.

  6   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1. 800. 525. 7048 or visit our website at www. oppenheimerfunds. com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns and yields shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4. 75%. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because class B shares convert to class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0. 75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0. 75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

  7   OPPENHEIMER INSURED MUNICIPAL FUND

Financials

  8   OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2000 / Unaudited

	Ratings: Moody's/ S&P/Fitch	Principal Amount	Market Value See Note 1

Municipal Bonds and Notes1-00.4%

Alaska-5.0%
AK Export & IDAU RB, Snettisham Hydroelectric
Power, First Series, AMBAC Insured, 5.50%, 1/1/16	NR/AAA/AAA	$1,145,000	$1,111,451

AK Export & IDAU RB, Snettisham Hydroelectric
Power, First Series, AMBAC Insured, 5.50%, 1/1/17	NR/AAA/AAA	1,265,000	1,219,966

Anchorage, AK Water RRB, AMBAC Insured,
5.625%, 9/1/13	Aaa/AAA/AAA	1,000,000	1,022,090

Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/19	Aaa/AAA/AAA	1,000,000	1,024,450

Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/24	Aaa/AAA/AAA	1,500,000	1,519,035

			5,896,992

Arizona-2.7%
AZ Educational LMC RRB, Series B, 7%, 3/1/05	Aa2/NR	1,090,000	1,134,058

University of AZ COP, University Parking & Student
Housing, AMBAC Insured, 5.75%, 6/1/19	Aaa/AAA	2,000,000	2,020,400

			3,154,458

California-4.3%
CA SCDAU Revenue Refunding COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%, 8/1/121	Aaa/AAA	1,000,000	1,100,970

Pomona, CA USD GORB, Series A, MBIA Insured,
6.15%, 8/1/15	Aaa/AAA	1,000,000	1,089,460

Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.55%, 7/8/22[2]	Aaa/AAA	1,500,000	1,708,125

Sacramento, CA MUD Electric RRB, Series G,
MBIA Insured, 6.50%, 9/1/13	Aaa/AAA/A	1,000,000	1,145,820

			5,044,375

Colorado-5.7%
Broomfield, CO COP, 5.75%, 12/1/24	Aaa/AAA	1,250,000	1,254,950

CO HFA RRB, Single Family Program, Series B-2,
7.10%, 4/1/17[3]	Aa2/AA	1,000,000	1,089,660

CO Housing FAU SFM RB, Sr. Lien, Series C-2,
6.875%, 11/1/28	Aa2/NR	2,000,000	2,106,180

CO Resource & Power DA Small Water Resource RB,
Series A, FGIC Insured, 5.80%, 11/1/20	Aaa/AAA/AAA	1,000,000	1,009,790

Douglas & Elbert Cntys., CO SDI No. RE-1,
Improvement GOB, Series A, MBIA Insured,
8%, 12/15/09	Aaa/AAA	1,000,000	1,223,600

			6,684,180

            9  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Ratings: Moody's/ S&P/Fitch	Principal Amount	Market Value See Note1

Connecticut-1.5%
CT Housing FAU RB, Series A, Subseries A-2,
6.20%, 11/15/22	Aa2/AA	$830,000	$841,545

CT Housing FAU RRB, Series A, Subseries D-2,
6.20%, 11/15/27	Aa2/AA	945,000	957,115

			1,798,660

Florida-1.8%
FL HFA MH RRB, Series C, 6%, 8/1/11	NR/AAA	1,000,000	1,025,590

Lee Cnty., FL Hospital Board of Directors RRB,
MBIA Insured, Inverse Floater, 8.89%, 3/26/20[2]	Aaa/AAA	1,000,000	1,060,000

			2,085,590

Hawaii-0.9%
Hawaii Budget & Finance Department Special
Purpose RRB, Prerefunded, Series D, AMBAC Insured,
6.15%, 1/1/20	Aaa/AAA	1,000,000	1,019,490

Illinois-14.3%
Chicago, IL SFM RB, Series B, 6.95%, 9/1/28	Aaa/NR	1,830,000	1,924,812

Chicago. IL GOUN, Series A, FGIC Insured,
6.75%, 1/1/35	Aaa/AAA/AAA	2,000,000	2,179,660

Cook Cnty., IL Community College District
No. 508 Chicago COP, FGIC Insured,
8.75%, 1/1/05	Aaa/AAA/AAA	500,000	577,315

Cook Cnty., IL Community College District
No. 508 Lease COP, Series C, MBIA Insured,
7.70%, 12/1/07	Aaa/AAA	1,500,000	1,745,910

Cook Cnty., IL RB, FGIC Insured, 5.50%, 11/15/22	Aaa/AAA/AAA	6,000,000	5,698,380

Cook Cnty., IL SDI No. 99 Cicero GOB,
FGIC Insured, 8.50%, 12/1/05	Aaa/NR	1,170,000	1,366,958

Metropolitan Pier & Exposition Authority RB,
IL Hospitality Facilities, McCormick Plaza
Convention Center, Escrowed to Maturity, 7%, 7/1/26	A/BBB-/AAA	3,000,000	3,474,300

			16,967,335

Indiana-3.0%
Hamilton Southeastern, IN Consolidated School
Building Corp. RRB, First Mtg., AMBAC Insured,
7%, 7/1/11	Aaa/AAA/AAA	500,000	519,005

IN Office Building Commission Capital Complex RB,
Series B, MBIA Insured, 7.40%, 7/1/15	Aaa/AAA	2,500,000	3,008,075

			3,527,080

10  OPPENHEIMER INSURED MUNICIPAL FUND

	Ratings: Moody's/ S&P/Fitch	Principal Amount	Market Value See Note 1

Massachusetts-2.4%
MA Health & Educational FA RB, Mt. Auburn Hospital
Issue, Series B-1, MBIA Insured, 6.25%, 8/15/14	Aaa/AAA	$1,000,000	$1,047,160

MA HFA RB, Series A, AMBAC Insured,
6.60%, 7/1/14	Aaa/AAA/AAA	1,750,000	1,813,980

			2,861,140

Michigan-8.5%
Central Montcalm, MI Public Schools RB,
MBIA Insured, 5.75%, 5/1/24	Aaa/AAA	750,000	748,500

Detroit, MI GOB, Series B, MBIA Insured,
6%, 4/1/17	Aaa/AAA	3,035,000	3,149,450

Howell, MI Public Schools RB, MBIA Insured,
5.875%, 5/1/19	Aaa/AAA	1,850,000	1,877,177

MI Building Authority RRB, Series I,
MBIA-IBC Insured, 6.25%, 10/1/20	Aaa/AAA/AA	2,815,000	2,878,619

Romulus, MI Community Schools RB,
5.75%, 5/1/25	Aaa/AAA	1,400,000	1,395,310

			10,049,056

Nevada-4.5%
Clark Cnty. , NV Passenger Facility Charge RB,
Las Vegas McCarran International Airport Project,
Series B, MBIA Insured, 6. 50%, 7/1/12	Aaa/AAA	2,000,000	2,091,920

Wahoe Cnty., NV SDI RB, FSA Insured,
5.875%, 6/1/20	Aaa/AAA/AAA	3,175,000	3,207,353

			5,299,273

New Hampshire-0.5%
NH Turnpike System RRB, Series A, FGIC Insured,
6.75%, 11/1/11	Aaa/AAA/AAA	500, 000	550,580

New Jersey-3.0%
NJ Transportation COP, Series 15, AMBAC Insured,
8.04%, 9/15/15[4]	NR/AAA	3,250,000	3,595,280

New York-11.3%
NYS DA RB, SUEFS, FGIC Insured,
5.125%, 5/15/18	Aaa/AAA/AAA	1,000,000	956,570

NYS MTAU Dedicated Tax Fund RB, Series A,
FGIC Insured, 6.125%, 4/1/17	Aaa/AAA/AAA	1,000,000	1,049,940

NYS Tollway Authority Highway & Bridge Trust
Fund RB, Series A, FSA Insured, 6%, 4/1/16	NR/AAA/AAA	1,000,000	1,049,000

NYS UDC RB, Series C, 5.875%, 1/1/19	Aaa/AAA/AAA	5,000,000	5,077,350

TSASC, Inc., NYRB, 6.25%, 7/15/27	Aa1/A/A+	5,250,000	5,225,535

			13,358,395

11  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Ratings: Moody's/ S&P/Fitch	Principal Amount	Market Value See Note 1

Ohio-2.9%
Mahoning Valley, OH Sanitary Distilled Water RRB,
FSA Insured, 5.75%, 11/15/16	Aaa/AAA/AAA	$1,450,000	$1,480,102

Streetsboro, OH SDI GOB, AMBAC Insured,
7.125%, 12/1/10	Aaa/AAA/AAA	500,000	563,220

Summit Cnty., OH RB, FGIC Insured,
6.25%, 12/1/21	Aaa/AAA/AAA	1,270,000	1,340,460

			3,383,782

Oklahoma-1.8%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C, AMBAC Insured,
7%, 8/15/05	Aaa/AAA/AAA	2,000,000	2,172,060

Pennsylvania-9.2%
Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
Inverse Floater, 8.38%, 11/10/20[2]	Aaa/AAA/AAA	1,000,000	1,107,500

PA Convention Center RRB, Series A,
MBIA-IBC Insured, 6.75%, 9/1/19	Aaa/AAA	1,150,000	1,231,915

PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater, 7.85%, 3/1/22[2]	Aaa/AAA/AAA	1,250,000	1,275,000

Philadelphia, PA Airport RB, Series 387A,
Inverse Floater, 5.86%, 6/15/12[2]	NR/NR	1,565,000	1,539,866

Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 8.03%, 9/1/20[2]	Aaa/AAA	1,900,000	1,945,125

Pittsburgh, PA RB, Series A, 5.75%, 9/1/19	Aaa/AAA	1,000,000	1,006,080

Pittsburgh, PA RB, Series A, 5.75%, 9/1/20	Aaa/AAA	2,795,000	2,801,904

			10, 907,39	0

Texas-10.0%
Cedar Hill, TX ISD CAP RRB, Zero Coupon,
6.10%, 8/15/11[5]	Aaa/NR/AAA	1,585,000	846,707

Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth
Medical Center Project, AMBAC Insured,
6.875%, 11/1/10	Aaa/AAA/AAA	1,800,000	1,949,130

Harris Cnty., TX Hospital District RRB,
AMBAC Insured, 7.40%, 2/15/10	Aaa/AAA/AAA	2,000,000	2,251,400

Harris Cnty., TX Houston Sports Authority
Special CAP RB, Jr. Lien, Series B, MBIA Insured,
Zero Coupon, 5.33%, 11/15/13[5]	Aaa/AAA/AAA	4,360,000	2,024,958

Lower Colorado River Authority, TX RRB,
Series A, 5.875%, 5/15/17	Aaa/AAA/AAA	1,625,000	1,662,196

12  OPPENHEIMER INSURED MUNICIPAL FUND

	Ratings: Moody's/ S&P/Fitch	Principal Amount	Market Value See Note 1

Texas Continued
Lower Neches Valley, TX IDAU Corp. Sewer
Facilities RB, Mobil Oil Refining Corp. Project,
6.40%, 3/1/30	Aaa/AAA	$1,000,000	$1,021,910

Rio Grande Valley TX HFDC Retirement Facilities RB,
Golden Palms, Series B, MBIA Insured, 6.40%, 8/1/12	Aaa/AAA	2,000,000	2,093,940

			11,850,241

Washington-1.9%
Tacoma, WA Electric Systems RB, Prerefunded,
AMBAC Insured, Inverse Floater, 8.89%, 1/2/15[2]	Aaa/AAA/AAA	1,000,000	1,068,750

WA PP Supply System RRB, Nuclear Project No. 2,
Series A, FGIC Insured, Zero Coupon, 5.50%, 7/1/09[5]	Aaa/AAA/AAA	2,000,000	1,221,740

			2,290,490

Wisconsin-1.2%
WI Health & Educational FA RB, Aurora Medical
Group, Inc. Project, FSA Insured, 6%, 11/15/11	Aaa/AAA/AAA	1,370,000	1,455,392

District of Columbia-2.6%
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 5.25%, 8/15/12	Aaa/AAA/AAA	1,000,000	994,100

DC RRB, Prerefunded, Series A-1, MBIA Insured,
6%, 6/1/11	Aaa/AAA/AAA	100,000	106,660

DC RRB, Unrefunded Balance, Series A-1,
MBIA Insured, 6%, 6/1/11	Aaa/AAA/AAA	1,900,000	2,010,029

			3,110,789

U.S. Possessions-1.4%
PR Municipal FAU GOB, Series PA-638B,
Inverse Floater, 7.38%, 8/1/15[2,6]	NR/NR	1,500,000	1,675,785

Total Municipal Bonds and Notes (Cost $115,840,298)			118,737,813

Short-Term Tax-Exempt Obligations-1.7%
Maricopa Cnty., AZ PC Corp. RRB, Arizona Public
Service Co., Series C, 3.95%, 4/3/00[4] (Cost $2,000,000)		2,000,000	2,000,000

Total Investments, at Value (Cost $117,840,298)		102.1%	120,737,813

Liabilities in Excess of Other Assets		(2.1)	(2,479,163)

Net Assets		100.0%	$118,258,650

13  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENTS OF INVESTMENTS Unaudited / Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listings of securities, abbreviations are used per the table below:
CAP	Capital Appreciation	MTAU	Metropolitan Transportation Authority
COP	Certificates of Participation	MUD	Municipal Utility District
DA	Dormitory Authority	NYS	New York State
FA	Facilities Authority	PC	Pollution Control
FAU	Finance Authority	POAU	Port Authority
GOB	General Obligation Bonds	PP	Public Power
GORB	General Obligation Refunding Bonds	RB	Revenue Bonds
GOUN	General Obligation Unlimited Nts.	RRB	Revenue Refunding Bonds
HEAA	Higher Education Assistance Agency	SCDAU	Statewide Communities Development
HFA	Housing Finance Agency		Authority
HFDC	Health Facilities Development Corp.	SDI	School District
IDAU	Industrial Development Authority	SFM	Single Family Mtg.
ISD	Independent School District	SUEFS	State University Educational Facilities System
LMC	Loan Marketing Corp.	UDC	Urban Development Corp.
MH	Multi family Housing	USD	UniFIed School District

1. Securities with an aggregate market value of $1,096,066 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price maybe more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $11,380,151 or 9.62% of the Fund's net assets as of March 31, 2000.
3. When-issued security to be delivered and settled after March 31, 2000.
4. Represents the current interest rate for a variable or increasing rate security.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,675,785 or 1.42% of the Fund's net assets as of March 31, 2000.

As of March 31, 2000, securities subject to the alternative minimum tax amount to $19,146,954 or 16.19% of the Fund's net assets.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 31, 2000

Assets

Investments, at value (cost $117, 840, 298)-see accompanying statement	$120,737,813

Cash	349,673

Receivables and other assets:
Interest	1,743,723
Shares of beneficial interest sold	139,404
Other	7,415

Total assets	122,978,028

Liabilities
Payables and other liabilities:
Investments purchased (including $1,086,775 purchased on a	3,861,640
when-issued basis)
Dividends	352,037
Shares of beneficial interest redeemed	294,904
Distribution and service plan fees	71,632
Daily variation on futures contracts	48,813
Transfer and shareholder servicing agent fees	17,755
Trustees' compensation	1,589
Other	71,008

Total liabilities	4,719,378

Net Assets	$118,258,650

Composition of Net Assets
Paid-in capital	$124,639,829

Overdistributed net investment income	(157,797)

Accumulated net realized loss on investment transactions	(8,792,272)

Net unrealized appreciation on investments	2,568,890

Net assets	$118,258,650

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$92,261,096 and 5,722,666 shares of beneficial interest outstanding)	$16.12
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)	$16.92

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,784,493
and 1,350,437 shares of beneficial interest outstanding)	$16.13

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,213,061
and 261,373 shares of beneficial interest outstanding)	$16.12

See accompanying Notes to Financial Statements.

15  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2000

Investment Income
Interest	$3,689,687

Expenses
Management fees	270,710

Distribution and service plan fees:
Class A	112,671
Class B	119,927
Class C	23,899

Shareholder reports	50,906

Transfer and shareholder servicing agent fees	50,076

Legal, auditing and other professional fees	33,850

Custodian fees and expenses	16,063

Accounting service fees	6,000

Trustees' compensation	3,462

Other	17,116

Total expenses	704,680
Less expenses paid indirectly	(6,729)

Net expenses	697,951

Net Investment Income	2,991,736

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(8,080,996)
Closing of futures contracts	(84,781)

Net realized loss	(8,165,777)

Net change in unrealized appreciation or depreciation on investments	5,338,548

Net realized and unrealized loss	(2,827,229)

Net Increase in Net Assets Resulting from Operations	$164,507

See accompanying Notes to Financial Statements.

16  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2000 (Unaudited)	Year Ended Sept. 30, 1999

Operations
Net investment income	$2,991,736	$6,306,110

Net realized loss	(8,165,777)	(352,108)

Net change in unrealized appreciation or depreciation	5,338,548	(12,885,535)
Net increase (decrease) in net assets resulting from
operations	164,507	(6,931,533)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,444,756)	(4,716,753)
Class B	(519,033)	(1,078,468)
Class C	(102,941)	(218,878)

Distributions from net realized gain:
Class A	--	(1,141,094)
Class B	--	(310,557)
Class C	--	(60,365)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transaction:
Class A	(3,610,848)	6,192,573
Class B	(4,068,789)	2,067,306
Class C	(1,269,227)	1,305,323

Net Assets
Total decrease	(11,851,087)	(4,892,446)

Beginning of period	130,109,737	135,002,183

End of period (including overdistributed net investment
income of $157,797 and $82,803, respectively)	$118,258,650	$130,109,737

See accompanying Notes to Financial Statements.

17  OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2000 (Unaudited)	1999	1998	1997	1996	Year Ended Sept. 30, 1995

Per Share Operating Data
Net asset value, beginning of period	$16.48	$18.31	$17.72	$17.07	$16.86	$16.14

Income (loss) from investment operations:
Net investment income	.40	.84	.80	.91	.90	.90
Net realized and unrealized gain (loss)	(.35)	(1.67)	.75	.63	.20	.71
Total income (loss) from
investment operations	.05	(.83)	1.55	1.54	1.10	1.61

Dividends and/or distributions
to shareholders:
Dividends from net investment income	(.41)	(.80)	(.84)	(.89)	(.89)	(.89)
Distributions from net realized gain	—	(.20)	(.12)	—	—	—

Total dividends and/or distributions
to shareholders	(.41)	(1.00)	(.96)	(.89)	(.89)	(.89)

Net asset value, end of period	$16.12	$16.48	$18.31	$17.72	$17.07	$16.86

Total Return, at Net Asset Value[1]	0.38%	(4.76)%	9.01%	9.25%	6.67%	10.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,261	$ 98,030	$102,687	$91,051	$83,516	$76,691

Average net assets (in thousands)	$93,910	$103,527	$96,458	$86,511	$81,233	$70,650

Ratios to average net assets:[2]
Net investment income	5.04%	4.77%	4.49%	5.25%	5.27%	5.52%
Expenses	0.98%	0.89%	0.89%[3]	0.95%[3]	1.02%[3]	0.95%[3]

Portfolio turnover rate[4]	74%	108%	73%	77%	93%	58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $86,421,498 and $94,549,491, respectively.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INSURED MUNICIPAL FUND

	Six Months Ended March 31, 2000 (Unaudited)					Year Ended Sept. 30, 1995

Class B		1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$16. 49	$18. 32	$17. 73	$17. 08	$16. 87	$16. 15

Income (loss) from investment operations:
Net investment income	. 33	. 71	. 67	. 76	. 77	. 78
Net realized and unrealized gain (loss)	(. 34)	(1. 67)	. 74	. 65	. 20	. 71

Total income (loss) from
investment operations	(. 01)	(. 96)	1. 41	1. 41	. 97	1. 49

Dividends and/or distributions
to shareholders:
Dividends from net investment income	(. 35)	(. 67)	(. 70)	(. 76)	(. 76)	(. 77)
Distributions from net realized gain	--	(. 20)	(. 12)	--	--	--

Total dividends and/or distributions
to shareholders	(. 35)	(. 87)	(. 82)	(. 76)	(. 76)	(. 77)

Net asset value, end of period	$16. 13	$16. 49	$18. 32	$17. 73	$17. 08	$16. 87

Total Return, at Net Asset Value[1]	(0. 01)%	(5.47)%	8. 18%	8. 43%	5. 87%	9. 47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21, 784	$26, 468	$27, 392	$19, 974	$15, 983	$13, 341

Average net assets (in thousands)	$23, 926	$28, 562	$23, 817	$17, 309	$14, 822	$11, 987

Ratios to average net assets:[2]
Net investment income	4. 28%	4. 00%	3. 76%	4. 48%	4. 50%	4. 75%
Expenses	1. 74%	1. 65%	1. 64%[3]	1. 71%[3]	1. 77%[3]	1. 71%[3]

Portfolio turnover rate[4]	74%	108%	73%	77%	93%	58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $86,421,498 and $94,549,491, respectively.

See accompanying Notes to Financial Statements.

19   OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2000 (Unaudited)	1999	1998	1995	1996	Year Ended Sept. 30, 1995[6]

Per Share Operating Data
Net asset value, beginning of period	$16. 48	$18. 31	$17. 72	$17. 06	$16. 86	$16. 72

Income (loss) from investment operations:
Net investment income	. 34	. 71	. 70	. 76	. 75	. 08
Net realized and unrealized gain (loss)	(. 35)	(1. 67)	. 71	. 65	. 21	. 14

Total income (loss) from investment operations	(. 01)	(. 96)	1. 41	1. 41	. 96	. 22

Dividends and/or distributions to shareholders:

Dividends from net investment income	(. 35)	(. 67)	(. 70)	(. 75)	(. 76)	(. 08)
Distributions from net realized gain	--	(. 20)	(. 12)	--	--	--

Total dividends and/or distributions to shareholders	(. 35)	(. 87)	(. 82)	(. 75)	(. 76)	(.08 )
Net asset value, end of period	$16. 12	$16. 48	$18. 31	$17. 72	$17. 06	$16. 86

Total Return, at Net Asset Value[1]	(0.01)%	(5.48)%	8.18%	8.48%	5.77%	1.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4, 213	$5, 611	$4, 923	$2, 554	$924	$211

Average net assets (in thousands)	$4, 766	$5, 775	$3, 661	$1, 720	$618	$1

Ratios to average net assets:[2]
Net investment income	4. 30%	4. 01%	3. 82%	4. 45%	4. 38%	4. 89%
Expenses	1. 74%	1. 65%	1. 64%[3]	1. 72%[3]	1. 81%[3]	1. 07%[3]

Portfolio turnover rate[4]	74%	108%	73%	77%	93%	58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $86,421,498 and $94,549,491, respectively.
5. Per share amounts calculated based on the average shares outstanding during the period.
6. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

See accompanying Notes to Financial Statements.

20   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Insured Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $1,086,775.

21   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore, no federal income or excise tax provision is required

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22   OPPENHEIMER INSURED MUNICIPAL FUND

2. Shares of beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2000		Year Ended September 30, 1999
	Shares	Amount	Shares	Amount

Class A
Sold	465,595	$7,458,447	1,139,629	$20,168,330
Dividends and/or distributions reinvested	106,954	1,719,700	246,492	4,359,639
Redeemed	(797,926)	(12,788,995)	(1,046,047)	(18,335,396)

Net increase (decrease)	(225,377)	$(3,610,848)	340,074	$6,192,573

Class B
Sold	111,517	$1,800,044	483,752	$8,559,831
Dividends and/or distributions reinvested	19,163	308,216	50,736	898,692
Redeemed	(385,760)	(6,177,049)	(424,380)	(7,391,217)

Net increase (decrease)	(255,080)	$(4,068,789)	110,108	$ 2,067,306

Class C
Sold	21,161	$ 339,255	140,475	$ 2,501, 020
Dividends and/or distributions reinvested	4,058	65,286	11,966	211,869
Redeemed	(104,393)	(1,673,768)	(80,811)	(1,407,566)

Net increase (decrease)	(79,174)	$(1,269,227)	71,630	$ 1,305,323

3. Unrealized Gains and Losses on Securities

As of March 31, 2000, net unrealized appreciation on securities of $2,897,515 was composed of gross appreciation of $3,403,511, and gross depreciation of $505,996.

4. Fees and Other Transactions with affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $100 million of average annual net assets, 0.40% of the next $150 million, 0.375% of the next $250 million and 0.35% of average annual net assets in excess of $500 million. The Fund's management fee for the six months ended March 31, 2000, was 0. 44% of average annual net assets for each class of shares, annualized for periods of less than one full year.

Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

23   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with affiliates Continued

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months E nded	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissionson on Class C Shares Advanced by Distributor[1]

March 31, 2000	$52,018	$10,692	$--	$62,801	$1,769

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

March 31, 2000	$--	$34,924	$2,099

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2000, payments under the Class A plan totaled $112,671, all of which was paid by the Distributor to recipients. That included $5,321 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

24   OPPENHEIMER INSURED MUNICIPAL FUND

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2000, were as follows:

	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$119,927	$98,167	$905,651	4.16%
Class C Plan	23,899	6,419	76,734	1.82

5. Futures Contracts

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

25   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Futures Contracts Continued

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of March 31, 2000, the Fund had outstanding futures contracts as follows:

Contract Description	Expiration Date	Number of Contracts	Valuation as of March 31, 2000	Unrealized Depreciation

Contracts to Sell
Municipal Bond	6/21/00	142	$13, 538, 813	$328, 625

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, with-out limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0. 45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0. 08% per annum.

The Fund had no borrowings outstanding during the six months ended March 31, 2000.

26 OPPENHEIMER INSURED MUNICIPAL FUND

OPPENHEIMER INSURED MUNICIPAL FUND

A Series of Oppenheimer Municipal Fund

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William H. Armstrong, Trustee
Robert G. Avis, Trustee
William A. Baker, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Ned M. Steel, Trustee
Christian D. Smith, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian ofPortfolio Securities	Citibank, N. A.

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P. C.

The financial statements included herein have been taken from the records of the fund without examination of the independent auditors.

This is a copy of a report to shareholders of Oppenheimer Insured Municipal Fund.
This report must be preceded or accompanied by a Prospectus of Oppenheimer
Insured Municipal Fund. For more complete information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

27 OPPENHEIMER INSURED MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY

Global Equity

Developing Markets Fund	Global Fund
International Small Company Fund	Quest Global Value Fund
Europe Fund	Global Growth & Income Fund
International Growth Fund

Equity

Stock	Stock & Bond
Enterprise Fund[1]	Main Street® Growth & Income Fund
Discovery Fund	Quest Opportunity Value Fund
Main Street Small Cap Fund	Total Return Fund
Quest Small Cap Value Fund	Quest Balanced Value Fund
MidCap Fund	Capital Income Fund[2]
Capital Appreciation Fund	Multiple Strategies Fund
Growth Fund	Disciplined Allocation Fund
Disciplined Value Fund	Convertible Securities Fund
Quest Value Fund
Trinity Growth Fund	Specialty
Trinity Core Fund	Real Asset Fund
Trinity Value Fund	Gold & Special Minerals Fund

Fixed Income

Taxable	Municipal
International Bond Fund	California Municipal Fund [3]
World Bond Fund	Main Street California Municipal Fund[3]
High Yield Fund	Florida Municipal Fund[3]
Champion Income Fund	New Jersey Municipal Fund[3]
Strategic Income Fund	New York Municipal Fund [3]
Bond Fund	Pennsylvania Municipal Fund[3]
Senior Floating Rate Fund	Municipal Bond Fund
U. S. Government Trust	Insured Municipal Fund
Limited-Term Government Fund	Intermediate Municipal Fund

Rochester Division
Rochester Fund Municipals
Limited Term New York Municipal Fund

Money Market4

Money Market Fund	Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund. "
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance

Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at
$1. 00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. , Two World Trade Center,
New York, NY 10048-0203.

© Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

28 OPPENHEIMER INSURED MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions
www. oppenheimerfunds. com

General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

Telephone Transactions
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1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461

OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P. O. Box 5270, Denver, CO 80217-5270

Ticker Symbols
Class A: OPISX Class B: OISBX Class C: OISCX

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